The information herein has been provided solely by Salomon Smith Barney, Inc. ("SSB") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. The Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting SSB's Mortgage Trading Desk at (212) 723-6217.

RFMSI 2003-S3
COMPUTATIONAL MATERIALS


Pmt Rule
--------

1 Pay B1, B2, B3, B4, B5, B6 pro-rata until balances are reduced to zero with junior principal defined below

2  Pay to the following

i) Pay A1, A2, A3 sequentially, the product of x) the amount available to 2) and y) the fraction the numerator is the sum of A1, A2, A3, A4 bal and the denominator is the total senior bal

i) Pay A4, the product of x) the amount available to 2) and y) the fraction the numerator is the A4 bal and the denominator is the total senior bal

3  Pay B1, B2, B3, B4, B5, B6 pro-rata with remaining principal


Senior Principal

     The sum of 1) a fraction, the numerator of which is the total senior balance and the denominator is the total bond balance, prior to payment on that payment date, of schedule principal, 2) a percentage, defined below, of prepayment

     The percentage is the sum of 1) the fraction, the numerator of which is the total senior balance and the denominator is the total bond balance, prior to payment on that payment date, 2) the product of i) the fraction, the numerator of which is the total junior balance and the denominator is the total bond balance, prior to payment on that payment date, and ii) the percentage defined below

   Period          Percentage
   61 - 72         70%
   73 - 84         60%
   85 - 96         40%
   97 - 108        20%
   109 and after   0%

Junior Principal
   Total principal received minus senior principal

Pass Thru Rate
   5.25%

XS Interest

     XS receives the excess of i) Net Interest received over ii) Mortgage Balance * Pass Thru Rate / 12

SUMMARY
-------


COLLATERAL :   Coupon          Amount       WAC      WAM      Age
------------   ------          ------       ---      ---      ---
15YR WL        5.500%     203,045,685    5.750%    14-10     0- 2

SETTLEMENT : FEB 28, 2003                                                                             PREPAY:   300% PSA
FIRST PAY  : MAR 25, 2003

LIB1    :  1.44000% LIB1 INDEX                             U.S. Treasury Yield Curve :               PRICING:   300 PSA
                                                           ---- -------- ----- -----

                                          Year     :  0.236  0.485  1.989  4.778  9.781 28.030
                                          Yield    :  1.174  1.198  1.725  2.978  3.991  4.840

                                     Yrs Of
                                                                                                   Spreads        Price
                                      Days To   Principal        Mod.                        Cash  OffTsys:     Sensitivity
                               Eff.   1st       Paydown:     Avg Dur-                        Flow
                Par Amount     Coupon Pmt Sett  From    To  Life ation   $/.01       Price   Yield  Year Sprd   B.P.   $ Change
                ----------     ------ --- ----  ----   ---  ---- -----   -----       -----   -----  ----
----   ----   --------
       ASSET   203,045,685     5.5000           3/03-12/17  4.45

        CMOs   203,045,685     5.5000           3/03-12/17  4.45

 A-1-SEQ        40,000,000     5.2500  52   27  3/03- 2/07  2.15
 A-2-SEQ        23,394,495     5.2500  52   27  2/07- 3/11  5.69
 A-3-SEQ        10,000,000     5.2500  52   27  3/11-12/17 10.47
 A-4-PT        126,605,505     5.2500  52   27  3/03-12/17  4.41
 B-1-PPLO        3,045,685     5.2500  52   27  3/03-12/17  7.32
 B-2-PPLO                0     0.0000  52   27  2/03- 2/03  0.00
 B-3-PPLO                0     0.0000  52   27  2/03- 2/03  0.00
 B-4-PPLO                0     0.0000  52   27  2/03- 2/03  0.00
 B-5-PPLO                0     0.0000  52   27  2/03- 2/03  0.00
 B-6-PPLO                0     0.0000  52   27  2/03- 2/03  0.00
 XS       - I  203,045,685NP   0.2500  52   27  3/03-12/17  4.45


PY
Salomon Smith Barney
TRANCHE : A-1-SEQ                                 YIELD TABLE
SETTLE DATE : 02/28/2003
AMOUNT  : 40,000,000
FIRST PAYMENT DATE : 03/25/2003
COUPON  : 5.25000

        PSA        0      100      300      400      500
  101.50000    4.893    4.710    4.390    4.259    4.143
  101.56250    4.879    4.690    4.359    4.224    4.104
  101.62500    4.865    4.669    4.328    4.189    4.065
  101.68750    4.851    4.649    4.297    4.153    4.025
  101.75000    4.837    4.629    4.266    4.118    3.986

  101.81250    4.823    4.609    4.235    4.082    3.947
  101.87500    4.809    4.589    4.204    4.047    3.907
  101.93750    4.795    4.569    4.173    4.012    3.868
  102.00000    4.781    4.549    4.142    3.977    3.829
  102.06250    4.767    4.529    4.111    3.941    3.790

  102.12500    4.753    4.508    4.081    3.906    3.751
  102.18750    4.739    4.488    4.050    3.871    3.712
  102.25000    4.725    4.468    4.019    3.836    3.673
  102.31250    4.711    4.448    3.988    3.801    3.634
  102.37500    4.698    4.428    3.958    3.766    3.595

  102.43750    4.684    4.408    3.927    3.731    3.556
  102.50000    4.670    4.388    3.896    3.696    3.517
  102.56250    4.656    4.369    3.866    3.661    3.479
  102.62500    4.642    4.349    3.835    3.626    3.440
  102.68750    4.628    4.329    3.805    3.591    3.401

  102.75000    4.615    4.309    3.774    3.556    3.362
  102.81250    4.601    4.289    3.744    3.521    3.324
  102.87500    4.587    4.269    3.713    3.487    3.285
  102.93750    4.573    4.249    3.683    3.452    3.247
  103.00000    4.559    4.229    3.652    3.417    3.208

  103.06250    4.546    4.210    3.622    3.383    3.170
  103.12500    4.532    4.190    3.592    3.348    3.131
  103.18750    4.518    4.170    3.561    3.313    3.093
  103.25000    4.505    4.150    3.531    3.279    3.054
  103.31250    4.491    4.131    3.501    3.244    3.016

  103.37500    4.477    4.111    3.470    3.210    2.978
  103.43750    4.464    4.091    3.440    3.175    2.939
  103.50000    4.450    4.072    3.410    3.141    2.901

WAL             5.25     3.44     2.15     1.86     1.66
DUR @
  102.50000     4.39     3.05     1.98     1.74     1.56
START           3/03     3/03     3/03     3/03     3/03
END             9/12    11/09     2/07     6/06     1/06

Salomon Smith Barney
19, 2003  11:56:54

TRANCHE : A-2-SEQ                                 YIELD TABLE
SETTLE DATE : 02/28/2003
AMOUNT  : 23,394,495
FIRST PAYMENT DATE : 03/25/2003
COUPON  : 5.25000

        PSA        0      100      300      400      500
  101.00000    5.153    5.123    5.033    4.985    4.937
  101.06250    5.146    5.114    5.020    4.970    4.920
  101.12500    5.138    5.106    5.008    4.954    4.902
  101.18750    5.131    5.097    4.995    4.939    4.885
  101.25000    5.124    5.088    4.982    4.924    4.868

  101.31250    5.117    5.080    4.969    4.909    4.850
  101.37500    5.110    5.071    4.956    4.894    4.833
  101.43750    5.102    5.062    4.943    4.879    4.816
  101.50000    5.095    5.054    4.931    4.864    4.798
  101.56250    5.088    5.045    4.918    4.849    4.781

  101.62500    5.081    5.037    4.905    4.834    4.764
  101.68750    5.073    5.028    4.892    4.819    4.746
  101.75000    5.066    5.019    4.880    4.804    4.729
  101.81250    5.059    5.011    4.867    4.789    4.712
  101.87500    5.052    5.002    4.854    4.774    4.695

  101.93750    5.045    4.994    4.841    4.759    4.678
  102.00000    5.038    4.985    4.829    4.744    4.660
  102.06250    5.030    4.977    4.816    4.729    4.643
  102.12500    5.023    4.968    4.803    4.714    4.626
  102.18750    5.016    4.959    4.790    4.699    4.609

  102.25000    5.009    4.951    4.778    4.684    4.592
  102.31250    5.002    4.942    4.765    4.669    4.575
  102.37500    4.995    4.934    4.752    4.654    4.557
  102.43750    4.987    4.925    4.740    4.639    4.540
  102.50000    4.980    4.917    4.727    4.624    4.523

  102.56250    4.973    4.908    4.714    4.609    4.506
  102.62500    4.966    4.900    4.702    4.594    4.489
  102.68750    4.959    4.891    4.689    4.580    4.472
  102.75000    4.952    4.883    4.677    4.565    4.455
  102.81250    4.945    4.874    4.664    4.550    4.438

  102.87500    4.938    4.866    4.651    4.535    4.421
  102.93750    4.931    4.857    4.639    4.520    4.404
  103.00000    4.923    4.849    4.626    4.506    4.387

WAL            11.59     9.20     5.69     4.71     4.03
DUR @
  102.00000     8.51     7.13     4.80     4.08     3.55
START           9/12    11/09     2/07     6/06     1/06
END             7/16     2/15     3/11    10/09    10/08

Salomon Smith Barney
19, 2003  11:56:54

TRANCHE : A-3-SEQ                                 YIELD TABLE
SETTLE DATE : 02/28/2003
AMOUNT  : 10,000,000
FIRST PAYMENT DATE : 03/25/2003
COUPON  : 5.25000

        PSA        0      100      300      400      500
   99.00000    5.378    5.381    5.395    5.406    5.419
   99.06250    5.371    5.374    5.387    5.397    5.409
   99.12500    5.365    5.367    5.379    5.388    5.399
   99.18750    5.358    5.360    5.371    5.379    5.388
   99.25000    5.352    5.354    5.363    5.370    5.378

   99.31250    5.345    5.347    5.355    5.361    5.368
   99.37500    5.339    5.340    5.347    5.352    5.358
   99.43750    5.333    5.334    5.339    5.343    5.347
   99.50000    5.326    5.327    5.331    5.334    5.337
   99.56250    5.320    5.320    5.323    5.325    5.327

   99.62500    5.313    5.314    5.315    5.316    5.317
   99.68750    5.307    5.307    5.307    5.307    5.306
   99.75000    5.300    5.300    5.299    5.298    5.296
   99.81250    5.294    5.294    5.291    5.289    5.286
   99.87500    5.288    5.287    5.283    5.280    5.276

   99.93750    5.281    5.280    5.275    5.271    5.266
  100.00000    5.275    5.274    5.267    5.262    5.255
  100.06250    5.269    5.267    5.259    5.253    5.245
  100.12500    5.262    5.260    5.251    5.244    5.235
  100.18750    5.256    5.254    5.243    5.235    5.225

  100.25000    5.249    5.247    5.235    5.226    5.215
  100.31250    5.243    5.240    5.227    5.217    5.204
  100.37500    5.237    5.234    5.219    5.208    5.194
  100.43750    5.230    5.227    5.211    5.199    5.184
  100.50000    5.224    5.221    5.203    5.190    5.174

  100.56250    5.218    5.214    5.195    5.181    5.164
  100.62500    5.211    5.207    5.188    5.172    5.154
  100.68750    5.205    5.201    5.180    5.163    5.144
  100.75000    5.199    5.194    5.172    5.154    5.134
  100.81250    5.192    5.188    5.164    5.145    5.124

  100.87500    5.186    5.181    5.156    5.136    5.113
  100.93750    5.180    5.175    5.148    5.128    5.103
  101.00000    5.174    5.168    5.140    5.119    5.093

WAL            14.16    13.36    10.47     8.96     7.67
DUR @
  100.00000     9.76     9.37     7.82     6.93     6.11
START           7/16     2/15     3/11    10/09    10/08
END            12/17    12/17    12/17    12/17    12/17

Salomon Smith Barney
19, 2003  11:56:54
TRANCHE : A-4-PT                                  YIELD TABLE
SETTLE DATE : 02/28/2003
AMOUNT  : 126,605,505
FIRST PAYMENT DATE : 03/25/2003
COUPON  : 5.25000

        PSA        0      100      300      400      500
  101.00000    5.103    5.055    4.950    4.896    4.841
  101.06250    5.093    5.043    4.934    4.877    4.819
  101.12500    5.084    5.032    4.917    4.857    4.798
  101.18750    5.074    5.020    4.900    4.838    4.776
  101.25000    5.065    5.008    4.884    4.819    4.754

  101.31250    5.055    4.996    4.867    4.800    4.732
  101.37500    5.046    4.984    4.850    4.781    4.711
  101.43750    5.036    4.973    4.834    4.761    4.689
  101.50000    5.027    4.961    4.817    4.742    4.667
  101.56250    5.017    4.949    4.800    4.723    4.646

  101.62500    5.007    4.937    4.784    4.704    4.624
  101.68750    4.998    4.926    4.767    4.685    4.602
  101.75000    4.988    4.914    4.751    4.666    4.581
  101.81250    4.979    4.902    4.734    4.647    4.559
  101.87500    4.970    4.891    4.718    4.628    4.538

  101.93750    4.960    4.879    4.701    4.609    4.516
  102.00000    4.951    4.867    4.685    4.590    4.495
  102.06250    4.941    4.856    4.668    4.571    4.473
  102.12500    4.932    4.844    4.652    4.552    4.452
  102.18750    4.922    4.833    4.636    4.533    4.430

  102.25000    4.913    4.821    4.619    4.514    4.409
  102.31250    4.903    4.809    4.603    4.495    4.388
  102.37500    4.894    4.798    4.587    4.477    4.366
  102.43750    4.885    4.786    4.570    4.458    4.345
  102.50000    4.875    4.775    4.554    4.439    4.324

  102.56250    4.866    4.763    4.538    4.420    4.302
  102.62500    4.856    4.752    4.521    4.401    4.281
  102.68750    4.847    4.740    4.505    4.383    4.260
  102.75000    4.838    4.728    4.489    4.364    4.239
  102.81250    4.828    4.717    4.473    4.345    4.218

  102.87500    4.819    4.705    4.456    4.327    4.196
  102.93750    4.810    4.694    4.440    4.308    4.175
  103.00000    4.800    4.683    4.424    4.289    4.154

WAL             8.48     6.63     4.41     3.74     3.24
DUR @
  102.00000     6.46     5.24     3.71     3.22     2.84

START           3/03     3/03     3/03     3/03     3/03
END            12/17    12/17    12/17    12/17    12/17